UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


                        Date of report (Date of earliest
                       event reported): December 3, 1999
                                        ----------------

                               HARRIS CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        1-3863                    34-0276860
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
    of incorporation)                  Number)               Identification No.)

        1025 West NASA Blvd., Melbourne, FL                32919
        ----------------------------------------         ----------
        (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1-4.     Not Applicable.

Item 5.        Other Events.

               On December 3, 1999, the Board of Directors of Harris Corporation (the "Company") approved an amendment and restatement of the Company's By-Laws (the "Amended By-Laws"). The Amended By-Laws, among other things, modify the existing "advance notice" by-law and provide that persons nominated by shareholders for election as directors of the Company and any other proposals by shareholders shall be properly brought before an annual meeting of shareholders only if notice of any such nomination or matter (the "Shareholder Notice") shall be delivered to the Secretary of the Company at the principal executive office of the Company not less than ninety (90) days nor more than one hundred twenty
(120) days prior to the first anniversary date of the annual meeting of shareholders for the preceding year; provided, however, that in the event that the annual meeting is not scheduled to be held within a period commencing thirty
(30) days before such anniversary date and ending thirty (30) days after such anniversary date (an annual meeting date outside such period, an "Other Meeting Date"), the Shareholder Notice shall be delivered by the close of business on the later of (i) the date ninety (90) days prior to such Other Meeting Date or
(ii) the tenth day following the date such Other Meeting Date is first publicly announced or disclosed.

               In the event that the number of directors to be elected to the Company's Board of Directors at the next annual meeting is increased and either all of the nominees for director at the next annual meeting or the size of the increased Board of Directors is not publicly announced or disclosed by the Company at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Shareholder Notice shall be considered timely with respect to nominees for any new positions created by such increase if it shall be delivered to the Secretary of the Company at the principal executive office of the Company not later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

               If the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder may nominate a person or persons for election to such position if the Shareholder Notice shall be delivered to the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which the date of the special meeting and either the names of the nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected are publicly announced or disclosed.

               Pursuant to the Amended By-Laws, in order to be timely, any Shareholder Notice with respect to nominations of directors or any other proposals for the year 2000 annual meeting of the Company must be received by the Secretary of the Company no earlier than June 24, 2000 and no later than July 24, 2000. The year 2000 annual meeting is expected to be held on October 27, 2000.

               In addition to the changes to the advance notice by-law, other changes were made to the Company's by-laws. The Amended By-Laws are filed as an exhibit to this Report.

Item 6.        Not Applicable.

Item 7.        Financial Statements and Exhibits.

               (a)  Financial Statements.

                    None.

               (b)  Pro Forma Financial Information.

                    None.

               (c)  Exhibits.

               The following document is filed as an Exhibit to this Report:

               3.1 By-Laws of Harris Corporation, as amended and restated on December 3, 1999.

Items 8-9.     Not applicable.


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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARRIS CORPORATION



Date:  December 6, 1999                      By: /s/ Bryan R. Roub
                                                -------------------------------
                                                Name:  Bryan R. Roub
                                                Title: Senior Vice President and
                                                         Chief Financial Officer


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                                 EXHIBIT INDEX


 Exhibit No.
 Under Reg.
S-K, Item 601
                                      Description
--------------     ------------------------------------------------------------
    3.1            By-Laws of Harris Corporation, as amended and restated on
                   December 3, 1999.